UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2012

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

This Current Report on Form 8-K (“Form 8-K”) is being filed in connection with Hovnanian Enterprises Inc.'s (the "Company”) Registration Statement on Form S-3 in order to provide the applicable financial information of the Company’s subsidiary guarantor registrants for certain debt securities registered thereunder (the "Securities") as required by Rule 3-10 of Regulation S-X under the Securities Act of 1933, as amended (“Rule 3-10”).

The guarantors of the Securities are different from the guarantors for the Company’s existing senior secured notes, senior unsecured notes and senior subordinated amortizing notes, therefore the Notes to the Company’s financial statements contained in its Annual Report on Form 10-K for the fiscal year ended October 31, 2011 as well as the financial statements contained in its Form 10-Q for each of the quarterly periods ended January 31, 2012, April 30, 2012 and July 31, 2012 do not currently reflect the required guarantor financial statements for the Securities in accordance with Rule 3-10.   Therefore, attached hereto and incorporated by reference herein in Exhibit 99.1 are the unaudited condensed consolidated financial statements of the Company for the quarter ended April 30, 2012 to reflect the additional disclosure for the guarantor subsidiaries of the Securities.  Other than the revisions to Note 22 in each of the attached financial statements to provide the additional guarantor financial statements for the Securities, no other revisions have been made to the Company’s unaudited interim condensed consolidated financial statements included in its Form 10-Q previously filed on June 8, 2012.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

99.1
Unaudited condensed consolidated financial statements of Hovnanian Enterprises, Inc. as of April 30, 2012, and for each of the three-month and six-month periods ended April 30, 2012 and 2011 reflecting the modifications to Note 22 to include financial information of the guarantor subsidiaries for the Securities pursuant to Rule 3-10 of Regulation S-X.

101*
The following financial information for the quarter ended April 30, 2012 included in this Form 8-K as Exhibit 99.1, formatted in Extensible Business Reporting Language (XBRL): (i) the Condensed Consolidated Balance Sheets at April 30, 2012 and October 31, 2011, (ii) the Condensed Consolidated Statements of Operations for the three and six months ended April 30, 2012 and 2011, (iii) the Condensed Consolidated Statement of Equity for the six months ended April 30, 2012, (iv) the Condensed Consolidated Statements of Cash Flows for the six months ended April 30, 2012 and 2011, and (v) the Notes to Condensed Consolidated Financial Statements (tagged as blocks of text).

*	XBRL Information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)
By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

Date: September 18, 2012

Exhibit Number	Exhibit

99.1
Unaudited condensed consolidated financial statements of Hovnanian Enterprises, Inc. as of April 30, 2012, and for each of the three-month and six-month periods ended April 30, 2012 and 2011 reflecting the modifications to Note 22 to include financial information of the guarantor subsidiaries for the Securities pursuant to Rule 3-10 of Regulation S-X.

101*
The following financial information for the quarter ended April 30, 2012 included in this Form 8-K as Exhibit 99.1, formatted in Extensible Business Reporting Language (XBRL): (i) the Condensed Consolidated Balance Sheets at April 30, 2012 and October 31, 2011, (ii) the Condensed Consolidated Statements of Operations for the three and six months ended April 30, 2012 and 2011, (iii) the Condensed Consolidated Statement of Equity for the six months ended April 30, 2012, (iv) the Condensed Consolidated Statements of Cash Flows for the six months ended April 30, 2012 and 2011, and (v) the Notes to Condensed Consolidated Financial Statements (tagged as blocks of text).

*	XBRL Information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

4